SUBSCRIPTION AGREEMENT

As of January 31, 2006

To the Board of Directors of
Fortissimo Acquisition Corp.

Gentlemen:

The undersigned, Fortissimo Capital Fund GP, L.P., hereby subscribes for and agrees to purchase 333,334 units (“Insider Units”), each consisting of one share of common stock and two warrants, each to purchase one share of common stock, of Fortissimo Acquisition Corp. (the “Corporation”), at $6.00 per Insider Unit for an aggregate purchase price of $2,000,004 (the “Purchase Price”). The purchase and issuance of the Insider Units shall occur simultaneously with the consummation of the Corporation’s initial public offering of securities (“IPO”). The Insider Units will be sold to the undersigned on a private placement basis and not as part of the IPO.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Purchase Price to Proskauer Rose LLP to hold until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, Proskauer Rose LLP shall deposit the Purchase Price into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public stockholders as described in the Corporation’s Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company. In the event that the IPO is not consummated, Proskauer Rose LLP shall return the Purchase Price to the undersigned, without interest or deduction.

The undersigned represents and warrants that it has been advised that the Insider Units have not been registered under the Securities Act; that it is acquiring the Insider Units for its account for investment purposes only; that it has no present intention of selling or otherwise disposing of the Insider Units in violation of the securities laws of the United States; that it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and that it is familiar with the proposed business, management, financial condition and affairs of the Corporation.

Moreover, the undersigned agrees that it shall not sell or transfer the Insider Units or any underlying securities (collectively, “Insider Securities”) until after the Corporation consummates a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business (“Business Combination”) and acknowledges that the certificates for such Insider Units shall contain a legend indicating such restriction on transferability. Additionally, the undersigned hereby waives, with respect to the Insider Securities, any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the Trust Fund and any remaining net assets of the Corporation as a result of the liquidation of the Company and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

At any time and from time to time, with respect to any warrants underlying the Insider Units, so long as such warrants are held by FCF or its affiliates, the holder of such warrants may pay the exercise price by surrendering its warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common Stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “Fair Market Value” (defined below) by (y) the Fair Market Value. The “Fair Market Value” shall mean the average reported last sale price of the common stock for the five trading days ending on the trading day prior to the date on which the warrants are exercised.

Very truly yours,

FORTISSIMO CAPITAL FUND GP, L.P.

By: /s/ Yuval Cohen
Name: Yuval Cohen
Title: Managing Partner

Agreed To and Accepted By:

FORTISSIMO ACQUISITION CORP.

By: /s/ Yuval Cohen
Name: Yuval Cohen
Title: Chairman of the Board and
          Chief Executive Officer

PROSKAUER ROSE LLP

By: /s/ Brian B. Margolis
Name: Brian B. Margolis
Title: Partner